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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Interplay Entertainment Corp.'s previously filed Registration Statements File No. 000-24363 on Form S-8.

                                          /s/ Authur Anderson LLP

April 14, 2000
Orange County, California